FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 14, 2016, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agent, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as the same may be amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend, and the First Amendment Consenting Lenders (as defined below) have agreed to so amend, the Credit Agreement in the manner set forth in Section 2 hereof;

WHEREAS, the Agent and the First Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2.           Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Parties, the First Amendment Consenting Lenders and the Agent hereby agree as follows:

a)            Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“Closing Date Leverage Restoration Date” means the first Business Day immediately following the date on which a Financials Certificate is delivered to the Administrative Agent and the Lenders pursuant to Section 5.01(c), demonstrating that the Total Leverage Ratio as of the last day of the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) does not exceed 4.90:1.00.

“First Amendment” means the First Amendment to Credit Agreement, dated as of September 14, 2016, by and among the Borrowers, Holdings, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“First Amendment Consenting Lenders” means the Lenders party to the First Amendment that consented to the First Amendment no later than 3:00 p.m. (New York time) on September 9, 2016.

“First Amendment Date” means the date on which all the conditions precedent set forth in Section 4 of the First Amendment shall have been satisfied in accordance with the terms thereof.

b)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:

“Applicable Rate” means (a) for any day from the Effective Date through the date immediately preceding the First Amendment Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum, (b) for any day from the First Amendment Date through the day that immediately precedes the Closing Date Leverage Restoration Date, (i) with respect to any Eurodollar Loan, 5.75% per annum or (ii) with respect to any ABR Loan, 4.75% per annum, and (c) for any day from and after the Closing Date Leverage Restoration Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum.

c)            Section 5.01 of the Credit Agreement is hereby amended by amending and restating clause (d) to read in its entirety as follows:

“(d)        with respect to each Fiscal Month that ends on or after the First Amendment Date and prior to the Closing Date Leverage Restoration Date, within thirty (30) days after the end of each of the first two Fiscal Months of each Fiscal Quarter, Holdings’ consolidated balance sheet and related statements of operations and consolidated statements of cash flows in the form prepared by management of Holdings as of the end of and for such Fiscal Month and the then elapsed portion of such Fiscal Year, setting forth in comparative form the actual figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year;”

d)           Section 6.08 of the Credit Agreement is hereby amended by adding the following clause (d) after clause (c):

“(d)        Notwithstanding the foregoing provisions of this Section 6.08, from the First Amendment Date through the Closing Date Leverage Restoration Date,

(i)            no Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, that otherwise would be permitted under clauses (x) (solely in respect of Permitted Holdings Dividends described in clause (ii) of the definition thereof) or (y)(iv) of Section 6.08(a); and

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(ii)           no Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, that otherwise would be permitted under clauses (iv) (other than with respect to any refinancing of the NMTC Financing), (vii) (with respect to prepayments only), (ix) (other than with respect to the issuance of Equity Interests or the making of cash payments, in each case, upon conversion of the Permitted Convertible Seller Notes), and (xi) of Section 6.08(b).”

e)           As of the First Amendment Date, all outstanding DDTL Commitments shall terminate.

3.           Representations and Warranties.  In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:

a)          each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the First Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

b)          as of the date hereof and immediately after giving effect to this  Amendment, no Default or Event of Default has occurred and is continuing;

c)           in connection with this Amendment, Holdings has heretofore furnished to the Administrative Agent and the Lenders the projected balance sheets, income statements and statements of cash flows of Holdings and its Subsidiaries for Fiscal Years 2016 through 2020 (such projected financial statements, the “First Amendment Projections”).  Each of the First Amendment Projections and the 2016 Fiscal Year guidance included in the Borrowers’ press release dated August 2, 2016 (the “First Amendment Earnings Guidance”) were prepared in good faith based upon assumptions believed to be reasonable at the time delivered and as of the First Amendment Date, and Holdings is not aware of any facts or information that would lead it to believe that the First Amendment Projections or the First Amendment Earnings Guidance are incorrect or misleading in any material respect; and

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d)           the prepayment of Term Loans and application of proceeds thereof, in each case contemplated by Section 4(b), is effected in accordance with the terms of, and is permitted under, the Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement.

4.           Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are so satisfied is referred to herein as the “First Amendment Date”):

a)           the Agent shall have received a certificate, dated the First Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the First Amendment Date, (i) that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) that as of the First Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;

b)           the Borrowers shall have prepaid the Term Loans pursuant to Section 2.11(a) of the Credit Agreement in an aggregate principal amount no less than $25,000,000, and such prepayment amount shall have been applied, pro rata (according to the principal amount of each First Amendment Consenting Lender’s Term Loans outstanding immediately prior to such prepayment), to prepay the Term Loans held by the First Amendment Consenting Lenders (other than Declining Lenders (as defined below)) (to be applied to installments of such Term Loans in inverse order of maturity), it being understood that (i) such prepayment shall be accompanied by the payment of accrued interest to the extent required by Section 2.13 of the Credit Agreement and amounts due under Section 2.16 of the Credit Agreement, (ii) the First Amendment Consenting Lenders hereby waive the requirement that the Borrower Representative provide prior notice of such prepayment pursuant to Section 2.11(f) of the Credit Agreement and (iii) any First Amendment Consenting Lender may elect to decline its pro rata share of the prepayment contemplated above by providing notice of such election to the Agent on or prior to the First Amendment Date (any such declining First Amendment Consenting Lender, a “Declining Lender”) (and, for the avoidance of doubt, such pro rata share shall be distributed pro rata to the First Amendment Consenting Lenders that are not Declining Lenders and each Declining Lender irrevocably waives its right to receive such prepayment);

c)           Holdings and the Borrowers shall have paid to the Agent (i) all applicable fees and other amounts due and payable to the Agent on or prior to the First Amendment Date, as separately agreed to by the Borrowers and the Agent, (ii) all costs and expenses due and payable under this Amendment, and (iii) for the account of the DDTL Lenders, all accrued but unpaid commitment fees payable in accordance with Section 2.12(a) of the Credit Agreement; and

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d)           the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent and Lenders constituting the Required Lenders.

5.           GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a)  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).

(b)  To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above.  Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.   Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

(c)  Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement.  Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e)  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

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EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.           Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective on the First Amendment Date.  Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

7.           Waiver and Releases.  In consideration of, among other things, the Loan Parties’ execution and delivery of this Amendment and in reliance upon the representations and warranties made by the Loan Parties herein:

a)           Each First Amendment Consenting Lender (collectively constituting the Required Lenders) hereby acknowledges and agrees that (1) the Loan Parties’ failure to meet the Closing Date Projections (as defined below) for the fiscal period from March 26, 2016 through and including June 24, 2016 and (2) the Loan Parties’ expected failure to meet the Closing Date Projections for any fiscal period from June 25, 2016 through and including the end of the 2020 Fiscal Year, shall not constitute a breach of the Credit Agreement in any respect, including, without limitation, the failure of any representation and warranty or of any condition precedent to any Borrowing contained therein to have been correct or satisfied, respectively, and hereby waives any purported breach of the Credit Agreement arising out of the Loan Parties’ actual or expected failure to meet the Closing Date Projections discussed in (1) and (2) above; and

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b)           each First Amendment Consenting Lender and its successors and assigns (collectively, the “Releasors”) hereby irrevocably, unconditionally and without reservation of any kind, waive, generally release and forever discharge each of the Loan Parties, the Agents and the Arrangers, their respective officers, directors, employees, agents and advisors, and the successors and assigns of each of the foregoing (collectively, the “Releasees”), from and against any and all rights and claims that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Releasees, based in whole or in part on facts existing on or before the First Amendment Date, that arise out of (1) the Loan Parties’ failure to meet the Closing Date Projections for the fiscal period from March 26, 2016 through and including June 24, 2016 or (2) the Loan Parties’ expected failure to meet the Closing Date Projections for any fiscal period from June 25, 2016 through and including the end of the 2020 Fiscal Year.  For purposes hereof, “Closing Date Projections” (i) shall mean the projected balance sheets, income statements and statements of cash flows of Holdings and its Subsidiaries for Fiscal Years 2016 through 2020, in each case presented to the Lenders that are not Public Lenders prior to the Effective Date as part of the syndication of the Term Loans and (ii) for the avoidance of doubt, shall not include the First Amendment Projections.

The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

8.           Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a)           On and after the First Amendment Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

b)           Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c)           Except as provided in Section 7a) hereof, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

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d)           Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the First Amendment Consenting Lenders contemplated by this Amendment.  No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents.  The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

e)           Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.

f)            Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

g)           The parties hereto acknowledge and agree that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

9.           Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs.

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10.           Severability.  Any provision of any this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.           Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

12.           Conflicts.  In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC, as a Borrower

By:	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

DAIRYLAND USA CORPORATION, as a Borrower

By:	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALLEN BROTHERS 1893, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

BEL CANTO FOODS, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

CW LV REAL ESTATE LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

DEL MONTE CAPITOL MEAT COMPANY, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

MICHAEL’S FINER MEATS, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

MICHAEL’S FINER MEATS HOLDINGS, LLC

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

QZ ACQUISITION (USA), INC.,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

QZINA SPECIALTY FOODS (AMBASSADOR), INC.,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

QZINA SPECIALTY FOODS NORTH AMERICA (USA), Inc.,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Washington Corporation

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Florida Corporation

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE MIDWEST, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE, INC.,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

THE GREAT STEAKHOUSE STEAKS, LLC,

By	/s/ John Austin
	Name:	John Austin
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JEFFERIES FINANCE LLC, as Administrative Agent and as Collateral Agent

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

1828 CLO Ltd. , as a Lender By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

A Voce CLO, Ltd. , as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AG Diversified Income Master Fund, L.P. , as a Lender BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Allstate Insurance Company, as a Lender

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AIMCO CLO, Series 2014-A, as a Lender By: Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AIMCO CLO, Series 2015-A, as a Lender By: Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM V, Ltd. , as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM VI, Ltd. , as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XI, Ltd. , as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XII, Ltd. , as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XIV, LTD. , as a Lender BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XIX, LTD. , as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XVI, LTD. , as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XVII, Ltd. , as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ALM XVIII, LTD. , as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

American General Life Insurance Company , as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

American Home Assurance Company , as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AMMC CLO 15, LIMITED , as a Lender BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AMMC CLO 16, LIMITED , as a Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AMMC CLO 18, LIMITED , as a Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AMMC CLO XIII, LIMITED , as a Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Annisa CLO, Ltd. , By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	M

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo Credit Funding V Ltd. , as a Lender By Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo Credit Funding VI Ltd. , as a Lender By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo Lincoln Fixed Income Fund, L.P. , as a Lender BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo Senior Floating Rate Fund Inc. , as a Lender BY: Account 631203

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo Tactical Income Fund Inc , as a Lender BY: Account 361722

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Apollo TR US Middle Market Loan LLC ,
as a Lender
By: Apollo Total Return Master Fund LP, its Member
By: Apollo Total Return Advisors LP, its General Partner
By: Apollo Total Return Advisors GP LLC, its General
Partner

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Arrowpoint CLO 2016-5, Ltd. , as a Lender By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ATRIUM IX , as a Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ATRIUM VIII , as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ATRIUM XI , as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Atrium XII , as a Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SELHURST FUNDING, LLC , as a Lender

By:	/s/ IRFAN AHMED
	Name:	IRFAN AHMED
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Betony CLO, Ltd. , as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Blue Cross and Blue Shield of Florida, Inc. , as a Lender BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Blue Hill CLO, Ltd. , as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BOC Pension Investment Fund , as a Lender BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

____Rockwell Collins Master Trust___, as a Lender By: AEGON USA Investment Management, LLC, as Investment Manager

By:	/s/Jason Felderman
	Name:	Jason Felderman
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

____Canoe Floating Rate Income Fund___, as a Lender By: AEGON USA Investment Management, LLC, as Investment Manager

By:	/s/Jason Felderman
	Name:	Jason Felderman
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

____Transamerica Floating Rate__, as a Lender By: AEGON USA Investment Management, LLC, as Investment Manager

By:	/s/Jason Felderman
	Name:	Jason Felderman
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Cavello Bay Reinsurance Limited , as a Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding II CLO Ltd , as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding III CLO, Ltd. , as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding IV CLO, Ltd. , as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding V CLO, Ltd. , as a Lender By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Chevron Master Pension Trust , as a Lender By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Citi Loan Funding WF 2016-2 LLC, , as a Lender By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

City of New York Group Trust , as a Lender BY: The Comptroller of the City of New York By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CLC Leveraged Loan Trust , as a Lender By: Challenger Life Nominees PTY Limited as Trustee By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT , as a Lender By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program , as a Lender BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Commonwealth of Pennsylvania, Treasury Department , as a Lender BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Crestline Denali CLO XIV, LTD. , as a Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:	/s/ John Thacker
	Name:	John Thacker
	Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

DENALI CAPITAL CLO XI, LTD. , as a Lender BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:	/s/ John Thacker
	Name:	John Thacker
	Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Denali Capital CLO XII, Ltd. , as a Lender BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By:	/s/ John Thacker
	Name:	John Thacker
	Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Diversified Credit Portfolio Ltd. , as a Lender BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

US Bank N.A., solely as trustee of the DOLL Trust (for
Qualified Institutional Investors only), (and not in its individual capacity) , as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXIV Senior Loan Fund, as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ PARAG PANDYA
	Name:	PARAG PANDYA
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXVI Senior Loan Fund, as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ PARAG PANDYA
	Name:	PARAG PANDYA
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]